UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 MISSION RIDGE GOODLETTSVILLE, TN	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.875 per share	DG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 3, 2025, Dollar General Corporation (the “Company”) issued a news release regarding results of operations and financial condition for the fiscal 2025 first quarter (13 weeks) ended May 2, 2025. The news release is furnished as Exhibit 99 hereto and is incorporated herein by reference.

The information contained within this Item 2.02, including the information in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of the Company’s Shareholders was held on May 29, 2025. The following are the final voting results on proposals considered and voted upon by the Company’s shareholders, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2025 (the “Proxy Statement”).

The following individuals were elected to serve as directors of the Company, each of whom will hold office until the Annual Meeting of the Company’s Shareholders to be held in 2026 and until his or her successor is duly elected and qualified. The tabulation of votes on this matter was as follows:

Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Warren F. Bryant	167,129,982	7,898,510	132,381	19,208,004
Michael M. Calbert	170,185,993	4,795,194	179,686	19,208,004
Ana M. Chadwick	172,425,266	2,596,950	138,657	19,208,004
Timothy I. McGuire	168,546,877	6,438,993	175,003	19,208,004
David P. Rowland	172,587,636	2,395,873	177,364	19,208,004
Debra A. Sandler	168,957,054	6,067,507	136,312	19,208,004
Ralph E. Santana	173,391,862	1,539,069	229,942	19,208,004
Kathleen M. Scarlett	173,487,897	1,540,949	132,027	19,208,004
Todd J. Vasos	173,829,496	1,197,951	133,426	19,208,004

The resolution regarding the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved on an advisory (non-binding) basis. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
161,795,027	11,239,625	2,126,221	19,208,004

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2025 was ratified. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
181,411,121	12,707,902	249,854	0

A shareholder proposal to remove the one-year holding period requirement to call a special shareholders’ meeting was not approved. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
25,673,809	149,323,693	163,371	19,208,004

A shareholder proposal to adopt a comprehensive human rights policy was not approved. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
40,050,578	134,547,800	562,495	19,208,004

A shareholder proposal to publish a food waste transparency report was not approved. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
17,598,307	156,807,747	754,819	19,208,004

A shareholder proposal to publish a report on employee access to timely, quality healthcare was not approved. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
13,689,169	157,367,799	4,103,905	19,208,004

ITEM 7.01	REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated herein by reference. The news release also:

•	sets forth statements regarding, among other things, the Company’s outlook, as well as the Company’s planned conference call to discuss the reported financial results, the Company’s outlook, and certain other matters; and

•	announces that on June 2, 2025, the Company’s Board of Directors declared a quarterly cash dividend of $0.59 per share on the Company’s outstanding common stock payable on or before July 22, 2025 to shareholders of record on July 8, 2025.

The information contained within this Item 7.01, including the information in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired. N/A
(b)	Pro forma financial information. N/A
(c)	Shell company transactions. N/A
(d)	Exhibits. See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description

99	News release issued June 3, 2025

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2025	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

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